UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2025

AGILENT TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-15405	77-0518772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 Stevens Creek Boulevard
Santa Clara, California		95051
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 227-9770

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of the Company was held on March 13, 2025 (the “Annual Meeting”). A total of 251,572,214 shares of Common Stock, representing approximately 88.18% of the shares outstanding, were represented at the Annual Meeting. The voting results for each item of business presented at the Annual Meeting, as certified by the Company’s independent inspector of elections, are set forth below:

Proposal No. 1 – The election of two (2) directors for a term of three years. The individuals listed below received the affirmative vote of a majority of the votes cast by the shares present in person or represented by proxy and entitled to vote at the Annual Meeting and were each elected to serve a three-year term.

Name	For	Against	Abstain	Broker Non-Vote
Otis W. Brawley, M.D.	207,584,504	23,731,738	511,396	19,744,576
Mikael Dolsten, M.D., Ph.D.	212,971,389	18,358,871	497,378	19,744,576

Directors Mala Anand, Koh Boon Hwee, Heidi K. Kunz, Padraig McDonnell, Daniel K. Podolsky, M.D., Sue H. Rataj, George A. Scangos, Ph.D., and Dow R. Wilson continued in office following the Annual Meeting.

Proposal No. 2 – The non-binding advisory vote to approve the compensation of the Company’s named executive officers was approved as set forth below.

For	Against	Abstain	Broker Non-Vote
206,742,268	24,745,081	340,289	19,744,576

Proposal No. 3 – The proposal to ratify the Audit and Finance Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year was approved as set forth below.

For	Against	Abstain	Broker Non-Vote(1)
227,498,057	23,808,906	265,251	0

Proposal No. 4 – The proposal to approve amendments to Agilent’s Second Amended and Restated Certificate of Incorporation to remove supermajority voting requirements.

For	Against	Abstain	Broker Non-Vote
230,634,534	719,894	473,210	19,744,576

Proposal No. 5 – The proposal to vote on a stockholder proposal regarding the election of each director annually.

For	Against	Abstain	Broker Non-Vote
224,079,551	5,491,952	2,256,135	19,744,576

Item 9.01. – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Third Amended & Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1)	Pursuant to the rules of the New York Stock Exchange, this proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

Date:	March 17, 2025	By:	/s/ P. Diana Chiu
		Name:	P. Diana Chiu
		Title:	Vice President, Assistant General Counsel & Assistant Secretary